UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2015

FibroGen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36740	77-0357827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

FibroGen, Inc.

409 Illinois Street

San Francisco, CA 94158

(Address of principal executive offices, including zip code)

(415) 978-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 7, 2015, FibroGen received a $15.0 million milestone payment from AstraZeneca AB (“AstraZeneca”), pursuant to the Amended and Restated License, Development and Commercialization Agreement, effective July 30, 2013. The milestone payment was triggered by the completion of roxadustat non-clinical carcinogenicity studies. In two separate two-year carcinogenicity studies, in rats and in mice, there was no evidence of a roxadustat-related effect on mortality or carcinogenicity.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release titled “FibroGen Announces Receipt of Milestone Payment from AstraZeneca for Successful Completion of Long-Term Pre-Clinical Safety Studies of Roxadustat” dated May 07, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBROGEN, INC.

Dated: May 12, 2015

	By:	/s/ Michael Lowenstein
Michael Lowenstein
VP, Legal Affairs

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release titled “FibroGen Announces Receipt of Milestone Payment from AstraZeneca for Successful Completion of Long-Term Pre-Clinical Safety Studies of Roxadustat” dated May 07, 2015